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     SUPPLEMENT DATED AUGUST 15, 2014 TO YOUR PROSPECTUS DATED MAY 1, 2014

On July 16, 2014, The Board of Trustees of the Franklin Templeton Variable Insurance Products Trust on behalf of the FRANKLIN LARGE CAP VALUE VIP FUND ("FUND") approved a proposal to terminate and liquidate the Fund. The liquidation is anticipated to occur at the close of business on or about November 7, 2014.

FUND CLOSING TO NEW OR SUBSEQUENT PREMIUMS AND TRANSFERS OF CONTRACT VALUE ON OCTOBER 1, 2014 IN CONTEMPLATION OF THE LIQUIDATION OF THE FUND ON NOVEMBER 7, 2014

In contemplation of the liquidation of the Fund scheduled to take place on or about November 7, 2014, effective at the close of business on October 1, 2014, the Fund will be closed to new or subsequent Premium Payments and transfers of Contact Value.

As a result, certain administrative programs will be impacted by the October 1, 2014 Fund closure and the November 7, 2014 Fund liquidation. Specifically,

- DOLLAR COST AVERAGING (DCA) AND INVESTEASE(R) : If you are enrolled in a DCA or InvestEase program that includes the Fund, you MUST provide us alternative allocation instructions prior to October 1, 2014. If you do not provide alternative allocation instructions prior to October 1, 2014, your DCA and/or InvestEase transaction will be considered not In Good Order and will not be processed.

- ASSET REBALANCING PROGRAM: If you are enrolled in an Asset Rebalancing Program that includes the Fund you MAY provide us alternative instructions prior to October 1, 2014. If you do not provide us alternative instructions prior to October 1 2014, we will automatically update your Asset Rebalancing Program to replace the Fund with the Invesco V.I. Money Market Fund Sub-Account on October 1, 2014.

- AUTOMATIC INCOME PROGRAM: If you are enrolled in an Automatic Income Program that includes the Fund, your income payments will continue to come out of the Fund until the Fund liquidates on November 7, 2014. Upon the Fund's liquidation, all Contract Value in the Fund will be automatically transferred to the Invesco V.I. Money Market Fund Sub-Account and your Automatic Income Program will be automatically updated to replace the Fund with the Invesco V.I. Money Market Fund Sub-Account, unless you provide us alternative instructions prior to November 7, 2014.

- ASSET ALLOCATION MODELS (Pre-defined or custom ("self-select")): If you are invested in an Asset Allocation Model that includes the Fund, the model will be automatically updated on October 1, 2014 to replace the Fund with the Invesco V.I. Money Market Fund Sub-Account. If you are in a "self-select" model and would like to change your selections or you would like to invest in a different model you may provide us new instructions at any time.

FUND LIQUIDATING ON NOVEMEBER 7, 2014

As disclosed above, the Fund is closing to new premiums and allocations of Contract Value on October 1, 2014 in contemplation of the Fund liquidating on or about November 7, 2014. Effective as of the close of business on or about November 7, 2014, any Contract Value allocated to the Fund will be automatically transferred to the Invesco V.I. Money Market Fund Sub-Account.

Upon completion of liquidation of the Fund, all references to the Franklin Large Cap Value VIP Fund Sub-Account in the prospectus are deleted.

 THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

                                    HV-7587